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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              USA TALKS.COM, INC.
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            (Exact name of registrant as specified in its charter)

                 Nevada                               93-0915593
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(State of incorporation or organization) (IRS Employer Identification Number)

          4180 La Jolla Village Drive, Suite 570, La Jolla, CA 92037
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              (Address of principal executive offices)       (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of each class              Name of exchange on which
              to be so registered              each class is registered
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                Not Applicable                       Not Applicable

   If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
                Instruction A.(c), check the following box. [ ]

   If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
                Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

                            Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value

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Item 1. Description of Registrant's Securities to be Registered

     The description of the Common Stock of Registrant set forth under the caption "Description of Common Stock" in Registrant's Registration Statement on Form S-18 (File No. 33-2474-LA) as declared effective by the Securities and Exchange Commission on October 24, 1986, and in the Prospectus included therein and that was filed pursuant to Rule 424(b), is hereby incorporated by reference in response to this item.

Item 2. Exhibits

     The following exhibits are filed as part of this Registration Statement:

     Number          Description of Document
     ------          -----------------------

      1. Articles of Incorporation, as amended, of the Company, incorporated by reference to Exhibit 4.2 to the Form S-8 filed August 3, 1998.

      2.             Bylaws of the Company, incorporated by reference to
                     Exhibit 4.3 to the Form S-8 filed August 3, 1998.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 28, 1999

                                       USA Talks.com, Inc.


                                       By /s/ Allen J. Portnoy

                                          Allen J. Portnoy
                                          Chief Executive Officer